                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON D.C. 20549

                                  SCHEDULE 14A

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                        PRESIDENTIAL REALTY CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

     (5)  Total fee paid:

        ------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

     (3)  Filing Party:

        ------------------------------------------------------------------------

     (4)  Date Filed:

        ------------------------------------------------------------------------

                        PRESIDENTIAL REALTY CORPORATION
                              180 SOUTH BROADWAY,
                            WHITE PLAINS, N.Y. 10605
                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                 JUNE 15, 2005
                            ------------------------

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of PRESIDENTIAL REALTY CORPORATION has been called for and will be held at 2:00 P.M., New York time, on Wednesday, June 15, 2005 at the Marriott Residence Inn, 5 Barker Avenue, White Plains, New York, for the following purposes:

          1. To elect, by vote of the Class A shares, 4 directors of the Company to serve for the ensuing year;

          2. To elect, by vote of the Class B shares, 2 directors of the Company to serve for the ensuing year; and

          3. To approve, by vote of the Class A shares and the Class B shares, voting as a single class, the adoption of the Company's 2005 Restricted Stock Plan covering 115,000 Class B shares.

          4. To transact such other business as may properly come before the Annual Meeting.

     Only stockholders of record at the close of business on April 21, 2005 are entitled to notice of and to vote at the Annual Meeting.

     Stockholders are cordially invited to attend the Annual Meeting in person. If you are not able to do so and wish your stock voted, you are requested to complete, sign and date the accompanying proxy or proxies and promptly return the same in the enclosed stamped envelope. The proxy for Class A stock is yellow and the proxy for Class B stock is white. If you hold both classes of stock, please make sure that you send in both proxies.

                                          BY ORDER OF THE
                                          BOARD OF DIRECTORS

                                          ROBERT E. SHAPIRO
                                          Chairman of the Board of Directors

Dated: April 28, 2005

                        PRESIDENTIAL REALTY CORPORATION
                180 SOUTH BROADWAY, WHITE PLAINS, NEW YORK 10605
                            ------------------------

                                PROXY STATEMENT
                            ------------------------

     This Proxy Statement is furnished in connection with the solicitation by the management of PRESIDENTIAL REALTY CORPORATION of proxies to be used at the Annual Meeting of Stockholders of the Company to be held at 2:00 PM New York time on Wednesday, June 15, 2005 at the Marriot Residence Inn, 5 Barker Avenue, White Plains, New York, and at any adjournment thereof. If proxies in the accompanying form are properly executed and returned, the shares represented thereby will be voted as instructed in the proxy. A stockholder executing and returning a proxy has the power to revoke it at any time before it is voted by giving written notice to the Secretary of the Company, by submission of another proxy bearing a later date or by attending the Annual Meeting and requesting to vote in person.

     Only stockholders of record as of the close of business on April 21, 2005 will be entitled to vote.

     The distribution of this Proxy Statement and the enclosed forms of proxy to stockholders will commence on or about April 28, 2005. The Company's annual report to stockholders for 2004, including financial statements, is being mailed to stockholders with this Proxy Statement.

     As of March 29, 2005, there were outstanding and entitled to vote at the Annual Meeting 478,840 shares of the Company's Class A Common Stock (held by approximately 117 holders of record) and 3,340,729 shares of the Company's Class B Common Stock (held by approximately 550 holders of record). The Company is authorized to issue 700,000 Class A shares and 10,000,000 Class B shares. The presence at the Annual Meeting of a majority, or 239,421, of the outstanding shares of the Company's Class A Common Stock and a majority, or 1,670,366 of the outstanding shares of the Company's Class B Common Stock, either in person or by proxy, will constitute a quorum for the transaction of business at the Annual Meeting.

     The holders of the Class A Common Stock have the right at all times to elect two-thirds of the membership of the Board of Directors of the Company, and the holders of the Class B Common Stock have the right at all times to elect one-third of the membership of the Board of Directors of the Company. All directors, once elected, have equal authority and responsibility. On all other matters, the holders of the Class A Common Stock and the holders of the Class B Common Stock have one vote per share for all purposes. However, no action may be taken that would alter or change the special rights or powers given to either class of Common Stock so as to affect such class adversely, or that would increase or decrease the amount of the authorized stock of such class, or increase or decrease the par value thereof, except upon the affirmative vote of the holders of the majority of the outstanding shares of the class of stock so affected.

     Accordingly, the Class A shares will vote as a class for the election of four Directors of the Company to serve for the ensuing year (Proposal No. 1 on the accompanying Notice of Annual Meeting), and for this purpose each Class A share will be entitled to one vote. The Class B shares will vote as a class for the election of two directors of the Company for the ensuing year (Proposal No. 2 on the accompanying Notice of Annual Meeting), and for this purpose each Class B share will be entitled to one vote.

     With respect to Proposals No. 1 and 2, directors are elected by a plurality of the votes of the shares of common stock present, represented and voted at the Annual Meeting. This means that the director-nominee with the most affirmative votes for a particular position is elected for that position. Consequently, only the number of votes "for" and "against" affect the outcome, and abstentions and broker non-votes will have no effect on the outcome of the election of directors, except to the extent that failure to vote for an individual results in another individual receiving a larger number of votes. A "broker non-vote" occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary power for that particular item and has not received instructions from the beneficial owner. The Company believes that abstentions and broker non-votes should be counted for purposes of determining if a quorum is present at the Annual Meeting for the transaction of business.

     With respect to Proposal No. 3 on the accompanying Notice of Annual Meeting, holders of Class A shares and Class B shares shall vote as a single class with respect to the adoption of the Company's 2005 Restricted Stock Plan (the "2005 Plan"). Proposal No. 3 will be adopted if a majority of the outstanding Class A and Class B shares present or represented at the Annual Meeting vote in favor of the adoption of the 2005 Plan. With respect to Proposal No. 3, abstentions are treated as shares present or represented and voting, so abstaining has the same effect as a negative vote. Broker non-votes are not counted or deemed to be present or represented for purposes of determining whether stockholders have approved this Proposal.

                           PROPOSALS NO. 1 AND NO. 2

                             ELECTION OF DIRECTORS

ELECTION OF DIRECTORS BY CLASS A STOCKHOLDERS

     It is intended that proxies in the accompanying form received from the holders of Class A Common Stock will be voted FOR the four persons listed below, each of whom is at present a director, as directors for the ensuing year. If for any reason any of these nominees becomes unable to serve as a director, it is intended that such proxies will be voted for the election, in his place, of any substituted nominee as management may recommend, and of the other nominees listed. Management, however, has no reason to believe that any nominee will be unable to serve as director. The directors so elected will serve until the next Annual Meeting and until their respective successors are duly elected and have qualified.

                                                            FIRST           CLASS A        CLASS B
                                                            BECAME           COMMON         COMMON
                                                           DIRECTOR       BENEFICIALLY   BENEFICIALLY   PERCENTAGE OF ALL
                                      OCCUPATION OR    OF PRESIDENTIAL       OWNED          OWNED          OUTSTANDING
                                        PRINCIPAL           OR ITS            AND            AND              STOCK
                                       EMPLOYMENT        PREDECESSOR       PERCENTAGE     PERCENTAGE     (CLASS A AND B
     NAME AND AGE OF DIRECTOR       FOR PAST 5 YEARS       COMPANY        OF CLASS(1)    OF CLASS(1)        COMBINED)
     ------------------------       -----------------  ----------------   ------------   ------------   -----------------
Robert Feder (74).................  Partner Cuddy &          1981              916*        13,552*               *
                                    Feder, Attorneys
Jeffrey F. Joseph (63)**..........  President and            1993           198,735(2)      73,635(3)            7%
                                    Chief Executive                            41.5%           2.2%
                                    Officer of
                                    Presidential
Robert E. Shapiro (87)**..........  Chairman of the          1961              None         41,744             1.1%
                                    Board of                                                   1.2%
                                    Directors of
                                    Presidential
Joseph Viertel (89)**.............  Director and             1961            3,000*        12,900*               *
                                    Chairman of the
                                    Executive
                                    Committee of
                                    Presidential

---------------

 *  Less than 1% of the class of stock

**  Member of the Executive Committee of the Board of Directors

(1) These figures, based on information as of March 29, 2005, include 124 shares of Class A Common Stock and 10,763 shares of Class B Common Stock of Presidential held in trust or in the names of wives, the beneficial ownership of which is disclaimed by the respective directors. Each of the owners of the shares set forth in the table has the sole voting and investment power over such shares except that such owner has no voting or investment power over shares the beneficial ownership of which is disclaimed.

(2) These shares are owned by Pdl Partnership, a general partnership in which Mr. Joseph has a 20% partnership interest. See "Principal Holders of Securities" below.

(3) Includes presently exercisable options to purchase 24,000 shares of Class B Common Stock.

     Robert E. Shapiro and Joseph Viertel are brothers.

ELECTION OF DIRECTORS BY CLASS B STOCKHOLDERS

     It is intended that proxies in the accompanying form received from the holders of Class B Common Stock will be voted FOR the two persons listed below, each of whom is at present a director, as directors for the ensuing year. If for any reason any of these nominees becomes unable to serve as a director, it is intended that such proxies will be voted for the election, in his place, of any substituted nominee as management may recommend, and of the other nominees listed. Management, however, has no reason to believe that any nominee will be unable or unwilling to serve as a director. The directors so elected will serve until the next Annual Meeting and until their respective successors are duly elected and have qualified.

                                                           FIRST          CLASS A        CLASS B
                                                      BECAME DIRECTOR      COMMON         COMMON
                                     OCCUPATION OR    OF PRESIDENTIAL   BENEFICIALLY   BENEFICIALLY   PERCENTAGE OF ALL
                                       PRINCIPAL          OR ITS         OWNED AND      OWNED AND     OUTSTANDING STOCK
                                       EMPLOYMENT       PREDECESSOR      PERCENTAGE     PERCENTAGE     (CLASS A AND B
     NAME AND AGE OF DIRECTOR       FOR PAST 5 YEARS      COMPANY         OF CLASS     OF CLASS(1)        COMBINED)
     ------------------------       ----------------  ---------------   ------------   ------------   -----------------
Richard Brandt (77)...............  Chairman               1972              none        12,000*                *
                                    Emeritus of the
                                    Board of
                                    Directors of
                                    Trans-Lux
                                    Corporation(2)
Mortimer M. Caplin (88)...........  Partner, Caplin        1984              none         77,866%             2.0%
                                    & Drysdale,                                              2.3
                                    Attorneys(3)

---------------

 *  Less than 1% of the class of stock

(1) These figures, based on information as of March 29, 2005, include 39,775 shares of Class B Common Stock of Presidential held by a private charitable foundation established by Mr. Caplin, the beneficial ownership of which is disclaimed. Each of the owners of the shares set forth in the table has the sole voting and investment power over such shares except that such owner has no voting or investment power over shares the beneficial ownership of which is disclaimed.

(2) Trans-Lux Corporation is a manufacturer of stock tickers and electronic displays and its entertainment division operates motion picture theaters.

(3) Mr. Caplin is a director of Fairchild Corporation and Danaher Corporation.

                        PRINCIPAL HOLDERS OF SECURITIES

     As of March 29, 2005 the following persons owned beneficially the following amounts and percentages of the Class A and Class B Common Stock of Presidential:

                                   CLASS A                                                     PERCENTAGE OF ALL
                                   COMMON                         CLASS B      PERCENTAGE OF   OUTSTANDING STOCK
                                    STOCK       PERCENTAGE OF   COMMON STOCK      CLASS B       (CLASS A AND B
                                BENEFICIALLY       CLASS A      BENEFICIALLY      COMMON         COMMON STOCK
       NAME AND ADDRESS             OWNED       COMMON STOCK       OWNED           STOCK           COMBINED)
       ----------------         -------------   -------------   ------------   -------------   -----------------
Pdl Partnership...............     198,735(1)        41.5%           none           none               5.1%
  180 South Broadway
  White Plains,
  NY 10605
Amivest Corp. ................        none           none         297,041(2)         8.7%              7.7%
  275 Broad Hollow Road
  Melville, NY 11747
Mercury Real Estate Advisors
  LLC.........................        none           none         207,900(3)         6.1%              5.4%
  100 Field Point Road
  Greenwich, CT 06830
Wilshire Enterprises, Inc. ...        none           none         226,800(4)         6.7%              5.8%
  921 Bergen Avenue
  11th Floor
  Jersey City, NJ 07306

                                   CLASS A                                                     PERCENTAGE OF ALL
                                   COMMON                         CLASS B      PERCENTAGE OF   OUTSTANDING STOCK
                                    STOCK       PERCENTAGE OF   COMMON STOCK      CLASS B       (CLASS A AND B
                                BENEFICIALLY       CLASS A      BENEFICIALLY      COMMON         COMMON STOCK
       NAME AND ADDRESS             OWNED       COMMON STOCK       OWNED           STOCK           COMBINED)
       ----------------         -------------   -------------   ------------   -------------   -----------------
Westport Asset Management
  Inc. .......................        none           none         173,443(5)         5.1%              4.5%
  253 Riverside
  Avenue Westport,
  CT 06880
All officers and directors as
  a group (9 persons).........     227,252(6)        47.5%        329,576(6)         9.7%             14.4%

---------------
(1) Such amount does not include 24,601 shares owned by certain partners of Pdl Partnership, including 4,762 shares owned by a partner as trustee, the beneficial ownership of which 4,762 shares is disclaimed. The partners of Pdl Partnership are Jeffrey Joseph, an officer and director of Presidential and a nominee for director, and Steven Baruch and Thomas Viertel, officers of Presidential.

(2) Based upon a Schedule 13G dated March 4, 2005 filed by Amivest Corp. Amivest Corp. has sole voting power with respect to all of such 297,041 shares.

(3) Based upon a Schedule 13G dated February 28, 2005 filed by Mercury Real Estate Advisors LLC, David R. Jarvis and Malcolm F. MacLean IV. Mercury Real Estate Advisors LLC has shared voting and dispositive power with respect to all of such 207,900 shares.

(4) Based upon Amendment No. 2 dated February 22, 2005 to a Schedule 13D filed by Wilshire Enterprises, Inc. Wilshire Enterprises, Inc. has sole voting and dispositive power with respect to all 226,800 of such shares.

(5) Based upon Amendment No. 5 dated February 4, 2005 to a Schedule 13G filed by Westport Asset Management Inc. Westport Asset Management Inc. has shared voting and dispositive power with respect to all of such 173,443 shares and disclaims beneficial ownership of such shares.

(6) Such amount includes (i) 198,735 shares of Class A Common Stock owned by Pdl Partnership (see Note 1 above), (ii) 4,886 shares of Class A Common Stock and 50,538 shares of Class B Common Stock held in trust or in the names of wives, the beneficial ownership of which is disclaimed by the respective persons and (iii) options to purchase 60,000 shares of Class B Common Stock.

     Except as set forth in the notes to the table, each of the owners of the shares set forth in the table has the sole voting and dispositive power over such shares except that any such owner has no voting or dispositive power over shares the beneficial ownership of which is disclaimed.

     The Company's management knows of no other persons owning beneficially more than 5% of either the outstanding Class A Common Stock or the outstanding Class B Common Stock of the Company.

     Neither Pdl Partnership nor its partners have any contract, arrangement, understanding or relationship (legal or otherwise) with respect to any securities of the Company, except as described below. 212,648 shares of Class A Common Stock owned by Pdl Partnership or its partners are pledged to Robert E. Shapiro and Joseph Viertel, directors of the Company, as security for loans previously made in connection with the purchase of 134,334 shares of Class A Common Stock by Pdl Partnership's predecessor-in-interest. The partners of Pdl Partnership have entered into an Agreement pursuant to which they have agreed among themselves that the Class A shares owned by Pdl Partnership may (1) be voted by Pdl Partnership only by action of any two of them or (2) be sold by Pdl Partnership only with the approval of any two of them.

                               EXECUTIVE OFFICERS

     The following table sets forth information with respect to the executive officers of Presidential. Each officer has been elected for a period of one year and thereafter until his successor is elected, subject to the terms of the Employment Agreements described below.

                 NAME                   AGE                  POSITION WITH REGISTRANT
                 ----                   ---                  ------------------------
Jeffrey F. Joseph.....................  63     President, Chief Executive Officer and a Director
Thomas Viertel........................  63     Executive Vice President and Chief Financial Officer
Steven Baruch.........................  66     Executive Vice President
Elizabeth Delgado.....................  60     Treasurer and Secretary

     Mr. Joseph has been President of the Company since February, 1992 and a Director since April, 1993.

     Thomas Viertel has been an Executive Vice President of the Company since January, 1993 and its Chief Financial Officer since April of that year. Mr. Viertel is also the Chairman of the Board of Scorpio Entertainment, Inc., a privately owned company that produces theatrical enterprises. See "Certain Transactions" below.

     Mr. Baruch has been an Executive Vice President of the Company since January, 1993. Mr. Baruch is also the President of Scorpio Entertainment, Inc. See "Certain Transactions" below. Mr. Baruch also serves as a member of the Board of Directors of Trans-Lux Corporation, of which Richard Brandt, a director of Presidential Realty Corporation and a member of its Compensation Committee, is Chairman Emeritus of the Board of Directors.

     Ms. Delgado has been Treasurer of the Company since 1986 and the Secretary of the Company since 2002.

     Thomas Viertel is the son of Joseph Viertel, a director of Presidential, and the nephew of Robert E. Shapiro, a director of Presidential. Steven Baruch is the cousin of Robert E. Shapiro and Joseph Viertel.

                REMUNERATION OF EXECUTIVE OFFICERS AND DIRECTORS

     The following table and discussion summarizes the compensation for the three years ended December 31, 2004, 2003 and 2002 of the Chief Executive Officer of the Company and of any other executive officer of the Company who served as such at December 31, 2004 and whose total annual compensation exceeded $100,000.

                           SUMMARY COMPENSATION TABLE

                                                  ANNUAL COMPENSATION(A)         LONG TERM COMPENSATION
                                               ----------------------------    --------------------------
                                                                                OTHER ANNUAL       STOCK
                                                        SALARY      BONUS      COMPENSATION(A)    OPTIONS
NAME AND PRINCIPAL POSITION                    YEAR      ($)         ($)             ($)            (#)
---------------------------                    ----    --------    --------    ---------------    -------
Jeffrey F. Joseph............................  2004    $299,760    $155,996
  President, Chief Executive                   2003     290,747           0           0              0
  Officer and Director                         2002     281,731      93,909           0              0
Thomas Viertel...............................  2004     201,431      67,143
  Executive Vice President and                 2003     195,374           0
  Chief Financial Officer                      2002     189,316      63,105           0              0
Steven Baruch................................  2004     201,431      67,143
  Executive Vice President                     2003     195,374           0
                                               2002     189,316      63,105           0              0
Elizabeth Delgado............................  2004     124,529       4,981
  Treasurer and Secretary                      2003     117,503           0
                                               2002     112,984           0           0              0

---------------

(A) Does not include perquisites or other personal benefits that in the aggregate for each person named do not exceed the lesser of (a) 10% of annual salary and bonus or (b) $50,000. The Company pays the premiums on life insurance policies on the lives of, and owned by, Jeffrey F. Joseph, Thomas Viertel and Steven Baruch. The annual premiums for each of years 2004 and 2003 were $15,250 for Mr. Joseph, $12,075 for Mr. Viertel and $11,700 for Mr. Baruch. The annual premiums for 2002 were $12,750 for Mr. Joseph, $9,250 for Mr. Viertel and $10,500 for Mr. Baruch. These amounts are not included in the Summary Compensation Table because the aggregate perquisites and other personal benefits for each person named do not exceed the lesser of (a) 10% of annual salary and bonus or (b) $50,000.

    There were no grants of options or stock appreciation rights in the year ended December 31, 2004.

              AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                          AND FY-END OPTION/SAR VALUES

                                                                             NUMBER OF
                                                                             SECURITIES
                                                                             UNDERLYING            VALUE OF
                                                                            UNEXERCISED           UNEXERCISED
                                                                              OPTIONS            IN-THE-MONEY
                                                                              12/31/03        OPTIONS 12/31/04(A)
                                                                          ----------------    -------------------
                                              SHARES                            (#)                   ($)
                                            ACQUIRED ON       VALUE        EXERCISABLE(E)       EXERCISABLE(E)
NAME                                        EXERCISE(#)    REALIZED($)    UNEXERCISABLE(U)     UNEXERCISABLE(U)
----                                        -----------    -----------    ----------------    -------------------
Jeffrey F. Joseph.........................       0              0            E - 24,000           E - $85,800
  President, Chief Executive
  Officer and Director
Thomas Viertel............................       0              0            E - 18,000           E -  64,350
  Executive Vice President and
  Chief Financial Officer
Steven Baruch.............................       0              0            E - 18,000           E -  64,350
  Executive Vice President

---------------
(A) Based on the $6.375 per share exercise price of all options and the $9.95 per share closing price on the American Stock Exchange on December 31, 2004.

     In connection with the exercise of stock options in 1999, the Company loaned $367,500 in the aggregate to Jeffrey Joseph ($147,000), Thomas Viertel ($110,250) and Steven Baruch ($110,250) to be used to pay for the purchase price of the stock. The recourse notes, secured by the stock, bore interest at 8% per annum and were due at November 30, 2004. These notes were paid in full in 2004 in accordance with their terms.

     The Employment Agreements for Messrs. Joseph, Viertel and Baruch provide that to the extent that any of the existing stock options held by those executives are either exercised or lapse, the Company will grant to the executive new options in the amount of the stock options that have either been exercised or have lapsed, which new options will have an exercise price equal to the closing price of the Class B common stock on the date that the new option is actually granted, will have a term of six years from the date such new option is granted and will be otherwise subject to the terms of a stock compensation plan approved by stockholders. However, the Company is seeking approval from stockholders for the 2005 Restricted Stock Plan (see Proposal No. 3) and if such plan is approved by stockholders, the Company expects to modify the employment agreements to provide for the issuance of restricted stock in place of its obligation to issue stock options.

DEFINED BENEFIT PENSION PLAN

     The Company has a Defined Benefit Pension Plan that covers substantially all of its employees, including the officers listed in the Summary Compensation Table. Directors who are not employees of the Company are not eligible to participate in the Plan.

     The Plan is a non-contributory, tax qualified defined benefit plan that provides a monthly retirement benefit payable for a participant's lifetime in an amount equal to the sum of (i) 7.15% of an employee's average monthly compensation and (ii) .62% of such employee's average monthly compensation in excess of the average Social Security wage base, multiplied in each case by the employee's years of service commencing after December 31, 1993 (up to a maximum of 10 years). Average monthly compensation for these purposes is the employee's monthly compensation averaged over the five consecutive Plan years which produce the highest monthly average within the employee's last ten years of service. However, the amount of compensation taken into account under a tax qualified plan was limited to $200,000 per annum in 2002, and 2003, which limit was increased to $205,000 in 2004 and 210,000 in 2005, and may be increased in future years for cost of living increases. Maximum benefits under the Plan are attainable after ten years of service commencing after December 31, 1993, and are payable at age 65. Mr. Joseph (63 years old), Mr. Viertel (63 years old) and Mr. Baruch (66 years old) all have ten years of service credited under the Plan.

EMPLOYMENT AGREEMENTS

     The Company has an employment agreement with Jeffrey F. Joseph, President and Chief Executive Officer of the Company, that extends through December 31, 2011 and provides for annual compensation of

$310,851 for calendar year 2005 and annual increases of compensation for subsequent years based on increases in the cost of living. The employment agreement may be terminated by the Company for any reason upon three years prior notice to employee. Subsequent to termination, employee will be retained for three years as a consultant to the Company and receive compensation at a rate equal to 50% of the compensation paid in his last year of employment. The employment agreement provides that the employee may also become entitled to a bonus for each calendar year during the employment term based on a formula relating to the Company's earnings, which bonus is limited to a maximum amount of 33 1/3% of his annual basic compensation for that year. The agreement also provides for retirement benefits commencing at age 69 (or four years after retirement, whichever is later) in the annual amount of $29,000, subject to increases based on 50% of any increase in the cost of living subsequent to the first year of retirement.

     The Company also has employment agreements with Steven Baruch, Executive Vice President of the Company, and Thomas Viertel, Executive Vice President and Chief Financial Officer of the Company, that extend to December 31, 2008 (in the case of Mr. Baruch) and December 31, 2011 (in the case of Mr. Viertel) and provide for annual compensation of $208,884 for calendar year 2005 and annual increases of compensation for subsequent years based on increases in the cost of living. Each of the employment agreements may be terminated by the Company for any reason upon three years prior notice to the employee. Subsequent to termination, the employee will be retained for three years as a consultant to the Company and receive compensation at a rate equal to 50% of the compensation paid in the last year of employment. The employment agreements provides that the employee may also become entitled to a bonus for each calendar year during the employment term based on a formula relating to the Company's earnings, which bonus is limited to a maximum amount of 33 1/3% of the annual basic compensation for that year. Each of the agreements also provides for retirement benefits commencing at age 69 (or four years after retirement, whichever is later) in the annual amount of $29,000, subject to increases based on 50% of any increase in the cost of living subsequent to the first year of retirement. The Company's employment agreements with Mr. Baruch and Mr. Viertel permit them to spend a reasonable amount of their time during normal business hours on matters related to Scorpio Entertainment, Inc., a company which is engaged in theatrical productions, so long as their time and effort for Scorpio Entertainment, Inc. does not conflict or interfere with the performance of their duties for the Company and they diligently perform their duties for the Company to the satisfaction of the Board of Directors. See "Certain Transactions" below.

     The Company also has an employment agreement with Elizabeth Delgado, the Company's Secretary and Treasurer, that extends through December 31, 2005 and provides for annual compensation of $131,509 for calendar year 2005. The employment agreement provides for a retirement period that commences at age 65 with annual cash benefits during retirement equal to $50,046 per annum, provided however that any payments to be made under the retirement provisions of the employment agreement shall be reduced dollar for dollar by any amounts payable to the employee as a participant under the Company's Defined Benefit Pension Plan.

     During the retirement periods under the above agreements, the employees will also be entitled to the continuation of certain life, group health and disability insurance benefits. None of the employment contracts described above provide death benefits for the recipients or for funding by Presidential of the anticipated retirement benefits.

COMPENSATION OF DIRECTORS

     The Company pays each director (other than Jeffrey F. Joseph, who is the President of the Company, Robert E. Shapiro, who is the Chairman of the Board of Directors of the Company, and Joseph Viertel, who is the Chairman of the Executive Committee of the Board of Directors of the Company) $16,000 per annum, plus $1,500 for each meeting of the Board of Directors or Committee thereof attended (other than meetings of the Audit Committee) and $2,000 for each annual meeting of the Audit Committee and $1,000 for other meetings of the Audit Committee for the review of the Company's unaudited quarterly financial statements attended, plus reimbursement of expenses. In addition, the Chairman of the Audit Committee and the Compensation and Pension Committee receives an additional $1,000 per annum. A portion of these directors' fees will be paid by the issuance of 1,000 shares of the Company's Class B Common Stock to each director subject to approval by shareholders of the Restricted Stock Plan. The Company ordinarily does not pay any other compensation to directors for their services as Directors.

     Presidential also has employment agreements with two directors (who were executive officers of the Company prior to their retirement) providing for stipulated annual payments for life (plus continuation of life, group health and disability insurance benefits). The annual cash retirement benefits paid under these contracts in 2004 (including insurance premiums) were as follows:

                                                                               ANNUAL CASH RETIREMENT
                                                                            BENEFIT (SUBJECT TO INCREASE
NAME AND AGE                               POSITION WITH PRESIDENTIAL              FOR INFLATION)
---------------------------------------  -------------------------------    ----------------------------
Robert E. Shapiro (87).................  Director and Chairman of the                 $203,029
                                         Board of Directors. Retired as
                                         President In 1992.
Joseph Viertel (89)....................  Director and Chairman of the                 $182,224
                                         Executive Committee. Retired as
                                         President in 1987.

                              CERTAIN TRANSACTIONS

     Presidential currently has loans outstanding to certain affiliates of Ivy Properties, Ltd. (collectively "Ivy") as more fully described in the table set forth below. Ivy is owned by Thomas Viertel, Steven Baruch and Jeffrey Joseph (the "Ivy Principals"). Pdl Partnership, a partnership which is wholly owned by the Ivy Principals, currently owns 198,735 shares of the Company's Class A Common Stock. As a result of the ownership of these shares by Pdl Partnership, together with the ownership of an aggregate of 24,601 additional shares of Class A Common Stock individually by the Ivy Principals, Pdl Partnership and the Ivy Principals have beneficial ownership of an aggregate of approximately 47% of the outstanding shares of Class A Common Stock of the Company, which class of stock is entitled to elect two-thirds of the Board of Directors of the Company. By reason of such beneficial ownership, the Ivy Principals are in a position substantially to control elections of the Board of Directors of the Company.

     The Board of Directors has adopted a resolution pursuant to which Presidential will not make any loan to Ivy nor enter into any other material transaction with Ivy unless such transaction is unanimously approved by the Directors of Presidential who are not otherwise affiliated with Presidential or Ivy (with no more than one abstention).

     The following table sets forth information with respect to all outstanding loans to Ivy at December 31, 2003 and December 31, 2004:

       ORIGINAL
         LOAN                                                BASIC
DATE   ADVANCED                DESCRIPTION               INTEREST RATE     12/31/04    12/31/03
----  ----------    ---------------------------------    --------------    --------    --------
1981  $5,285,000    UTB Associates, a partnership in     11.8 to 25.33%    $227,900    $285,905
                    which Presidential owned a
                    66 2/3% interest, sold an apt.
                    property in New Haven, CT to Ivy
                    for long-term, non-recourse
                    purchase money notes.
1991     526,454    UTB End Loans: Purchase money           Various          67,527      92,619
                    notes on co-op apts. These notes
                    were transferred to Presidential
                    as part of the Ivy settlement.
1991     155,084    Consolidated Loans: Replaced          Chase Prime             0           0
                    previously defaulted loans.(1)
                                                                           --------    --------
                    Total Loans                                             295,427     378,524
                    Less: Discounts                                          51,261      61,951
                                                                           --------    --------
                    Net Carrying Value                                     $244,166    $316,573
                                                                           ========    ========

---------------
(1) As part of a Settlement Agreement effectuated in November, 1991 between Presidential and Ivy, certain of Presidential's outstanding nonrecourse loans to Ivy (most of which had previously been written down to zero) were modified and consolidated into two nonrecourse loans (collectively, the "Consolidated Loans") which currently have an aggregate outstanding principal balance of $4,770,050 and a net carrying value of zero. In 1996 Presidential and the Ivy Principals agreed to modify the Settlement Agreement to provide that the only payments required under the Consolidated Loans would be paid by the Ivy Principals in an amount equal to 25% of the operating cash flow (after provision for certain reserves) of Scorpio Entertainment, Inc., a company owned by two of the Ivy Principals that acts as a producer of theatrical productions. To the extent that Presidential receives payments under these notes, such payments will be applied to unpaid and unaccrued interest and recognized as income. During 2004, Presidential received $548,750 of interest on the Consolidated Loans. At December 31, 2004, the total unpaid and unaccrued interest on the Consolidated Loans was $3,168,395. Presidential does not expect to recover any of the principal amounts of the Consolidated Loans.

     As described under Remuneration of Executive Officers and Directors above, the Company made an aggregate of $367,500 of loans in 1999 to Jeffrey Joseph, Thomas Viertel and Steven Baruch in connection with their exercise of stock options, which loans were paid in full in 2004 in accordance with their terms.

     Jeffrey Joseph has, with the prior consent of the Board of Directors, performed legal services for David Lichtenstein and received fees in the amount of $25,000 in 2004. Presidential has made five loans in the aggregate outstanding principal amount of $9,875,000 to entities that are controlled by Mr. Lichtenstein. Some, but not all, of these loans are guaranteed in whole or in part by Mr. Lichtenstein and all of these loans are in good standing. In addition, Presidential has made loans to and investments in joint ventures controlled by Mr. Lichtenstein in the amount of $17,538,410. All of these loan and joint venture arrangements are in good standing.

                             THE BOARD OF DIRECTORS

INDEPENDENT DIRECTORS

     The Board of Directors has determined that Richard Brandt, Mortimer Caplin and Robert Feder are independent directors pursuant to Section 121A of the American Stock Exchange Company Guide.

COMMITTEES OF THE BOARD OF DIRECTORS

     The Board of Directors of Presidential has a standing Executive Committee, Audit Committee and Compensation and Pension Committee. The Board of Directors does not have a standing nominating committee.

     Executive Committee. The members of the Executive Committee are Jeffrey F. Joseph, Robert E. Shapiro and Joseph Viertel. The function of the Executive Committee is to make general and specific recommendations to the Board of Directors with respect to matters to be considered by the Board. The Executive Committee meets monthly and from time to time as required by the business of Presidential.

     Audit Committee. The members of the Audit Committee are Richard Brandt, Mortimer Caplin and Robert Feder. The function of the Audit Committee, which is established in accordance with Section 3(a)(58)(A) of the Securities and Exchange Act, is to oversee the accounting and financial reporting process of the Company and the audits of the financial statements of the Company. Each member of the Audit Committee is independent (as defined in Section 121A of the American Stock Exchange Company Guide). The Board of Directors of the Company has adopted a written Charter for the Audit Committee, a copy of which was attached as Exhibit A to the Proxy Statement dated April 28, 2004 with respect to the Annual Meeting of Stockholders held on June 15, 2004. The Audit Committee Report dated March 23, 2005 is attached as Appendix A to this Proxy Statement. The Audit Committee held four meetings during the Company's last fiscal year.

     The Board of Directors of the Company has determined that Richard Brandt, a member of the Audit Committee, is financially sophisticated as defined by
Section 121B(2)(A)(ii) of the American Stock Exchange Company Guide. However, the Board of Directors of the Company has also determined that the Audit Committee does not have any member who qualifies as a financial expert pursuant to Item 401(e) of Regulation SB. The Board of Directors does not believe that it is necessary to have a member of the Audit

Committee who meets the definition of a financial expert pursuant to Item 401(e) of Regulation SB because all of the members of the Audit Committee satisfy the American Stock Exchange requirements for Audit Committee membership applicable to American Stock Exchange listed companies and, as mentioned above, Mr. Brandt is a financially sophisticated individual as defined by the American Stock Exchange Company Guide. In addition, all members of the Audit Committee have been members for at least ten years and are familiar with the business and accounting practices of the Company.

     Compensation and Pension Committee. The members of the Compensation and Pension Committee are Richard Brandt, Mortimer Caplin and Robert Feder. The function of the Compensation and Pension Committee is to recommend guidelines and specific compensation levels to the Board of Directors of the Company for the executive officers of the Company. The Compensation and Pension Committee held three meetings during the Company's last fiscal year.

     Nominating Committee. The Company does not have a standing nominating Committee. All current Board members have served on the Board for at least ten years. In effect, the entire Board has been serving the function of a nominating committee. However, in accordance with Section 804(a) of the American Stock Exchange Company Guide, all future nominations to the Board of Directors will be selected or approved by at least a majority of the independent directors. Since there is no formal nominating committee, the Board does not have a specific policy with respect to the consideration of any candidate for membership on the Board that may be recommended by a security holder and in fact there have been no such recommendations by security holders for over twenty years. There are no formal minimum qualifications or specific qualities or skills that candidates must meet, but the Board will evaluate the overall qualities that a person might bring to the Board, including relevant experience in the real estate industry, business insight, and overall ability to contribute to the Company and the Board. The Company does not pay a fee to a third party to assist in the nomination process.

ATTENDANCE AT MEETINGS OF THE BOARD OF DIRECTORS AND COMMITTEES

     The Board of Directors of the Company held five meetings during the Company's last fiscal year. All of the directors attended all of the meetings in 2004 of the Board of Directors and the committees of which they were members except for Joseph Viertel, who missed one meeting of the Board of Directors because of illness.

MISCELLANEOUS

     The Company does not have a specific policy with respect to the attendance of members of the Board of Directors at its Annual Meeting of Stockholders. Three members of the Board of Directors attended the Company's Annual Meeting of Stockholders in 2004.

     The Company has adopted a Code of Ethics that applies to its Chief Executive Officer, Chief Financial Officer and Principal Accounting Officer, among others.

     Shareholders may send communications to the Board of Directors or to individual directors by sending such communication addressed to the Board of Directors or an individual director to the Company's office at 180 South Broadway, White Plains, New York 10605. All written communications addressed to the Board of Directors or to an individual director will be forwarded to such director or directors.

                                 PROPOSAL NO. 3

                APPROVAL OF THE PRESIDENTIAL REALTY CORPORATION
                           2005 RESTRICTED STOCK PLAN

GENERAL

     The Company's stockholders are being asked to act upon a proposal to approve the Company's 2005 Restricted Stock Plan (the "2005 Plan"). The Board approved the adoption of the 2005 Plan in March 2005, to be effective only upon approval by the stockholders of the Company at the Annual Meeting. The Board believes that the attraction and retention of high quality personnel are essential to the Company's continued growth and success and that a restricted stock plan such as the 2005 Plan is necessary for the Company to remain competitive in its compensation practices. If approved by the stockholders, a total of 115,000 shares of

Class B Common Stock will be reserved for issuance under the 2005 Plan, subject to adjustment in the event of a stock split, stock or other extraordinary dividend, or other similar change in the Class B Common Stock or capital structure of the Company.

     Capitalized terms used in this Proposal No. 3 shall have the same meaning as in the 2005 Plan unless otherwise indicated.

            THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF
                                 THE 2005 PLAN

     A general description of the principal terms of the 2005 Plan as proposed is set forth below. This description is qualified in its entirety by the terms of the 2005 Plan, a copy of which is attached to this Proxy Statement as Appendix B and is incorporated herein by reference.

GENERAL DESCRIPTION

     Purpose. The purpose of the 2005 Plan is to provide the Company's employees, directors and consultants, whose present and potential contributions are important to the success of the Company, an incentive, through ownership of the Company's Class B Common Stock, to continue in service to the Company, and to help the Company compete effectively with other enterprises for the services of qualified individuals.

     Shares Reserved for Issuance under the 2005 Plan. If approved by the stockholders, a total of 115,000 shares of Class B Common Stock will be reserved for issuance under the 2005 Plan, subject to adjustment in the event of a stock split, stock or other extraordinary dividend, or other similar change in the Class B Common Stock or capital structure of the Company.

     Administration. The 2005 Plan is administered, with respect to grants to employees, directors, officers, and consultants, by the plan administrator (the "Administrator"), defined as the Board or one or more committees designated by the Board. The 2005 Plan will be administered by the Compensation and Pension Committee of the Board. With respect to grants to officers and directors, the committee shall be constituted in such a manner as to satisfy applicable laws, including Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended, and Section 162(m) of Code.

     Terms and Conditions of Awards. The 2005 Plan provides for the grant of restricted stock (referred to as "awards"). Awards may be granted to employees, directors and consultants.

     Subject to applicable laws, the Administrator has the authority, in its discretion, to select employees, directors and consultants to whom awards may be granted from time to time, to determine whether and to what extent awards are granted, to determine the number of shares of the Company's Class B Common Stock to be covered by each award (subject to the limitations set forth under the above section of this Proposal 3 "Shares Reserved for Issuance under the 2005 Plan"), to approve award agreements for use under the 2005 Plan, to determine the terms and conditions of any award (including the vesting schedule applicable to the award, if any), to construe and interpret the terms of the 2005 Plan and awards granted, and to take such other action not inconsistent with the terms of the 2005 Plan as the Administrator deems appropriate.

     Under the 2005 Plan, the Administrator may establish separate programs for the grant of particular forms of awards to one or more classes of grantees.

     Transferability of Awards. Awards shall be transferable only by will or by the laws of descent or distribution and to the extent provided in the award agreement.

     Change in Capitalization. Subject to any required action by the stockholders of the Company, the number of shares of Class B Common Stock covered by outstanding awards, the number of shares of Class B Common Stock that have been authorized for issuance under the 2005 Plan, the maximum number of shares of Class B Common Stock that may be granted subject to awards to any participant in a calendar year, and the like, shall be proportionally adjusted by the Administrator in the event of (i) any increase or decrease in the number of issued shares of Class B Common Stock resulting from a stock split, stock dividend, combination or reclassification or similar event affecting the Class B Common Stock of the Company, (ii) any other increase or decrease in the number of issued shares of Class B Common Stock effected without receipt of consideration by the Company or (iii) as the Administrator may determine in its discretion, any other transaction with respect to Class B Common Stock including a corporate merger, consolidation, acquisition of property or stock, separation (including a spin-off or other distribution of stock or property), reorganization, liquidation (whether partial or complete), distribution of cash or other assets to stockholders other than a normal cash dividend, or any similar transaction; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Administrator and its determination shall be final, binding and conclusive.

     Corporate Transaction/Change in Control. In the event of a corporate transaction or a change in control (each as defined in the 2005 Plan), each outstanding award shall automatically become fully vested for all of the shares at the time represented by the award, immediately prior to the specified effective date of such corporate transaction or change in control.

     Amendment, Suspension or Termination of the 2005 Plan. The Board may at any time amend, suspend or terminate the 2005 Plan. The 2005 Plan will terminate ten years from the date of its approval by our stockholders, unless terminated earlier by the Board. To the extent necessary to comply with applicable provisions of federal securities laws, state corporate and securities laws, the Code, the rules of any applicable stock exchange or national market system, and the rules of any non-U.S. jurisdiction applicable to awards granted to residents therein, the Company shall obtain stockholder approval of any such amendment to the 2005 Plan in such a manner and to such a degree as required.

CERTAIN FEDERAL TAX CONSEQUENCES

     The following summary of the federal income tax consequences of 2005 Plan transactions is based upon federal income tax laws in effect on the date of this Proxy Statement. This summary does not purport to be complete, and does not discuss non-U.S., state or local tax consequences or guidance that may be issued by the Treasury Department under Section 409A of the Internal Revenue Code.

     Restricted Stock. The grant of restricted stock will subject the recipient to ordinary compensation income in an amount equal to the fair market value of the shares on the date that the restrictions lapse. This income is subject to withholding for federal income and employment tax purposes. The Company is entitled to an income tax deduction in the amount of the ordinary income recognized by the recipient, so long as the Company withholds the appropriate taxes with respect to such income (if required) and the participant's total compensation is deemed reasonable in amount. Any gain or loss on the recipient's subsequent disposition of the shares will receive long or short-term capital gain or loss treatment depending on how long the stock has been held since the restrictions lapsed. The Company does not receive a tax deduction for any such gain.

     Recipients of restricted stock may make an election under Section 83(b) of the Code ("Section 83(b) Election") to recognize as ordinary compensation income in the year that such restricted stock is granted, the amount equal to the fair market value of the shares on the date of the issuance of the stock. If such an election is made, the recipient recognizes no further amounts of compensation income upon the lapse of any restrictions and any gain or loss on subsequent disposition will be long or short-term capital gain to the recipient. The
Section 83(b) Election must be made within thirty days from the time the restricted stock is issued.

NEW PLAN BENEFITS

     As of the date of this Proxy Statement, 11,000 shares of restricted stock have been approved for issuance to Jeffrey Joseph subject to stockholder approval of the 2005 Plan. If the 2005 Plan is not approved by the stockholders at the Annual Meeting, the 11,000 shares of restricted stock will not be issued to Mr. Joseph. If the 11,000 shares of restricted stock are not issued to Mr. Joseph because the stockholders fail to approve the 2005 Plan, the Company intends to pay Mr. Joseph an equivalent cash bonus in the amount of $99,440 based on the closing price of the Company's Class B shares on March 23, 2005.

     Other than the above-mentioned award, no officer, employee or director, and no associate of any executive officer or director, has been granted any awards subject to stockholder approval of the 2005 Plan. The benefits to be received by the Corporation's directors, executive officers and employees pursuant to the

2005 Plan are not determinable at this time, except as set forth in the table below which describes the grant made to Mr. Joseph, subject to stockholder approval of the 2005 Plan at the Annual Meeting.

                           2005 RESTRICTED STOCK PLAN

                                                                               NUMBER OF
                     NAME AND POSITION                        PURCHASE PRICE    SHARES
                     -----------------                        --------------   ---------
Jeffrey Joseph,                                                   $0.00         11,000
  Chief Executive Officer...................................
All current executive officers as a group...................      $0.00         11,000

     The following table sets forth certain information relating to our 1999 Stock Option Plan, which was not approved by security holders, as of December 31, 2004:

                                                  NUMBER OF SECURITIES
                                                   REMAINING AVAILABLE
                                                   FOR FUTURE ISSUANCE
                                                      UNDER EQUITY
   NUMBER OF SECURITIES      WEIGHTED-AVERAGE      COMPENSATION PLANS
TO BE ISSUED UPON EXERCISE   EXERCISE PRICE OF    EXCLUDING SECURITIES
  OF OUTSTANDING OPTIONS    OUTSTANDING OPTIONS  REFLECTED IN COLUMN (A)
--------------------------  -------------------  -----------------------
           (a)                      (b)                    (c)
          60,000                  $6.375                   --

             SECTION 16(a)BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires executive officers, directors and persons who beneficially own more than 10% of a registered class of our equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Executive officers, directors and greater than 10% stockholders are required by regulations of the Securities and Exchange Commission to furnish us with copies of all Section 16(a) reports they file. Based solely on our review of the copies of reports we received, or written representations that no such reports were required for those persons, we believe that, for 2004, all statements of beneficial ownership required to be filed with the Securities and Exchange Commission were filed on a timely basis.

                              INDEPENDENT AUDITORS

     Deloitte & Touche LLP have been and are presently our independent auditors. Representatives of the Deloitte & Touche LLP are expected to be present at the Annual Meeting and to be available to respond to appropriate questions from holders of our common shares. In addition, such representatives will have the opportunity to make a statement if they desire to do so.

     The following table presents fees for professional audit services rendered by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, "Deloitte & Touche") for the audit of our financial statements for the fiscal years ended December 31, 2004 and December 31, 2003, and fees for other services rendered by Deloitte & Touche during those periods.

                                                              2004        2003
                                                            --------    --------
Audit Fees (a)............................................  $146,500    $ 98,350
Audit-Related Fees (b)....................................        --          --
Tax Fees (c)..............................................    13,300      12,000
All Other Fees (d)........................................    20,750       2,625
                                                            --------    --------
          Total...........................................  $180,550    $112,975
                                                            ========    ========

---------------
(a) Fees for audit services for 2004 and 2003 consisted of the audit of the Company's annual financial statements, reviews of the Company's quarterly financial statements, and assistance with Securities and Exchange Commission matters.

(b) No audit-related services were rendered by Deloitte & Touche in 2004 or 2003.

(c) Fees for tax services for 2004 and 2003 consisted of tax compliance services. Tax compliance services are services rendered based upon facts already in existence or transactions that have already occurred to document, compute, and obtain government approval for amounts to be included in tax filings and consisted of Federal, state and local income tax return assistance and REIT compliance testing.

(d) Fees for audit services for 2004 and 2003 consisted of three audits of the Company's wholly-owned subsidiaries.

     All audit-related services, tax services and other services were pre-approved by the audit committee, which concluded that the provision of those services by Deloitte & Touche was compatible with the maintenance of Deloitte & Touche's independence in the conduct of its auditing functions.

POLICY ON PRE-APPROVAL OF INDEPENDENT AUDITOR SERVICES

     The audit committee is responsible for appointing, setting compensation and overseeing the work of the independent auditors. The audit committee has established a policy regarding pre-approval of all audit and non-audit services provided by our Company's independent auditors.

     On an on-going basis, management communicates specific projects and categories of service for which the advance approval of the audit committee is requested. The audit committee reviews these requests and advises management if the audit committee approves the engagement of the independent auditors. The audit committee may also delegate the ability to pre-approve audit and permitted non-audit services to one or more of its members, provided that any pre-approvals are reported to the audit committee at its next regularly scheduled meeting.

                                 OTHER MATTERS

     At the date of this Proxy Statement, the only proposals that Management intends to present at the Annual Meeting are those set forth in the Notice of the Annual Meeting of Stockholders. Management knows of no other matter which may come before the Annual Meeting, but if any other matters properly come before the meeting, it is intended that proxies in the accompanying forms will be voted thereon in accordance with the judgment of the person or persons voting the proxies.

               PROPOSALS FOR 2006 ANNUAL MEETING OF STOCKHOLDERS

     Stockholder proposals for the 2006 Annual Meeting of Stockholders must be received by the Secretary at the corporate offices of Presidential, 180 South Broadway, White Plains, New York 10605, no later than December 27, 2005 for inclusion in the Proxy Statement for the 2006 Annual Meeting of Stockholders.

                              COST OF SOLICITATION

     The cost of soliciting proxies in the accompanying forms has been or will be borne by the Company. In addition to solicitation by mail, solicitations may be made by telephone calls by existing employees of the Company.

     IT IS IMPORTANT THAT YOUR STOCK BE REPRESENTED AT THE ANNUAL MEETING. IF YOU ARE UNABLE TO BE PRESENT IN PERSON, YOU ARE REQUESTED TO SIGN THE ENCLOSED PROXY OR PROXIES AND RETURN SAME IN THE ENCLOSED STAMPED AND ADDRESSED ENVELOPE AS PROMPTLY AS POSSIBLE.

     A STOCKHOLDER EXECUTING AND RETURNING A PROXY HAS THE POWER TO REVOKE IT AT ANY TIME BEFORE IT IS VOTED BY GIVING WRITTEN NOTICE TO THE SECRETARY OF THE COMPANY, BY SUBMISSION OF ANOTHER PROXY BEARING A LATER DATE, OR BY ATTENDING THE ANNUAL MEETING AND REQUESTING TO VOTE IN PERSON.

April 28, 2005

                                                                      APPENDIX A

                        PRESIDENTIAL REALTY CORPORATION

                             AUDIT COMMITTEE REPORT

     In accordance with its written charter adopted by the Board of Directors (Board), the Audit Committee of the Board (Committee) assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Company. During fiscal year 2004, the Committee met four times and discussed the interim financial information contained in each quarterly earnings announcement with the Chief Executive Officer, Chief Financial Officer, Treasurer and independent auditors prior to public release.

     In discharging its oversight responsibility as to the audit process, the Committee obtained from the independent auditors a formal written statement describing all relationships between the auditors and the Company that might bear on the auditors' independence consistent with Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees,"; discussed with the auditors any relationships that may impact their objectivity and independence and satisfied itself as to the auditors' independence. The Committee also discussed with management and the independent auditors the quality and adequacy of the Company's internal controls and reviewed with the independent auditors their audit scope and identification of audit risks.

     The Committee discussed and reviewed with the independent auditors all communications required by generally accepted auditing standards, including those described in Statement on Auditing Standards No. 61, as amended, "Communication with Audit Committees" and, with and without management present, discussed and reviewed the results of the independent auditors' examination of the Company's financial statements.

     The Committee reviewed the audited financial statements of the Company as of and for the fiscal year ended December 31, 2004, with management and the independent auditors. Management has the responsibility for the preparation of the Company's financial statements and the independent auditors have the responsibility for the examination of those statements.

     Based on the above-mentioned review and discussions with management and the independent auditors, the Committee recommended to the Board that the Company's audited financial statements be included in its Annual Report on Form 10-KSB for the fiscal year ended December 31, 2004, for filing with the Securities and Exchange Commission. The Committee also recommended the reappointment of the independent auditors and the Board concurred in such recommendation.

                                          Richard Brandt, Chairman
                                          Mortimer Caplin
                                          Robert Feder

Date: March 23, 2005

                                                                      APPENDIX B

                        PRESIDENTIAL REALTY CORPORATION

                           2005 RESTRICTED STOCK PLAN

     1. Purposes of the Plan. The purposes of this Plan are to attract and retain the best available personnel, to provide additional incentives to Employees, Directors and Consultants and to promote the success of the Company's business.

     2. Definitions. The following definitions shall apply as used herein and in the individual Award Agreements except as defined otherwise in an individual Award Agreement. In the event a term is separately defined in an individual Award Agreement, such definition shall supercede the definition contained in this Section 2.

          (a) "Administrator" means the Board or any of the Committees appointed to administer the Plan.

          (b) "Affiliate" and "Associate" shall have the respective meanings ascribed to such terms in Rule 12b-2 promulgated under the Exchange Act.

          (c) "Applicable Laws" means the legal requirements relating to the Plan and the Awards under applicable provisions of federal securities laws, state corporate and securities laws, the Code, the rules of any applicable stock exchange or national market system, and the rules of any non-U.S. jurisdiction applicable to Awards granted to residents therein.

          (d) "Award" means the grant of Restricted Stock under the Plan.

          (e) "Award Agreement" means the written agreement evidencing the grant of an Award executed by the Company and the Grantee, including any amendments thereto.

          (f) "Board" means the Board of Directors of the Company.

          (g) "Change in Control" means a change in ownership or control of the Company effected through either of the following transactions:

             (i) the direct or indirect acquisition by any person or related group of persons (other than an acquisition from or by the Company or by a Company-sponsored employee benefit plan or by a person that directly or indirectly controls, is controlled by, or is under common control with, the Company) of beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities pursuant to a tender or exchange offer made directly to the Company's stockholders which a majority of the Continuing Directors who are not Affiliates or Associates of the offeror do not recommend such stockholders accept, or

             (ii) a change in the composition of the Board over a period of twelve (12) months or less such that a majority of the Board members (rounded up to the next whole number) ceases, by reason of one or more contested elections for Board membership, to be comprised of individuals who are Continuing Directors.

          (h) "Code" means the Internal Revenue Code of 1986, as amended.

          (i) "Committee" means any committee composed of members of the Board appointed by the Board to administer the Plan.

          (j) "Common Stock" means the Class B Common Stock of the Company.

          (k) "Company" means Presidential Realty Corporation, a Delaware corporation, or any successor entity that adopts the Plan in connection with a Corporate Transaction.

          (l) "Consultant" means any person (other than an Employee or a Director, solely with respect to rendering services in such person's capacity as a Director) who is engaged by the Company or any Related Entity to render consulting or advisory services to the Company or such Related Entity.

          (m) "Continuing Directors" means members of the Board who either (i) have been Board members continuously for a period of at least twelve (12) months or (ii) have been Board members for less than twelve (12) months and were elected or nominated for election as Board members by at least a majority of the Board members described in the immediately preceding clause
     (i) who were still in office at the time such election or nomination was approved by the Board.

          (n) "Continuous Service" means that the provision of services to the Company or a Related Entity in any capacity of Employee, Director or Consultant is not interrupted or terminated. In jurisdictions requiring notice in advance of an effective termination as an Employee, Director or Consultant, Continuous Service shall be deemed terminated upon the actual cessation of providing services to the Company or a Related Entity notwithstanding any required notice period that must be fulfilled before a termination as an Employee, Director or Consultant can be effective under Applicable Laws. A Grantee's Continuous Service shall be deemed to have terminated either upon an actual termination of Continuous Service or upon the entity for which the Grantee provides services ceasing to be a Related Entity. Continuous Service shall not be considered interrupted in the case of (i) any approved leave of absence, (ii) transfers among the Company, any Related Entity, or any successor, in any capacity of Employee, Director or Consultant, or (iii) any change in status as long as the individual remains in the service of the Company or a Related Entity in any capacity of Employee, Director or Consultant (except as otherwise provided in the Award Agreement). An approved leave of absence shall include sick leave, military leave, or any other authorized personal leave.

          (o) "Corporate Transaction" means any of the following transactions, provided, however, that the Administrator shall determine under parts (iv) and (v) whether multiple transactions are related, and its determination shall be final, binding and conclusive:

             (i) a merger or consolidation in which the Company is not the surviving entity, except for a transaction the principal purpose of which is to change the state in which the Company is incorporated;

             (ii) the sale, transfer or other disposition of all or substantially all of the assets of the Company;

             (iii) the complete liquidation or dissolution of the Company;

             (iv) any reverse merger or series of related transactions culminating in a reverse merger (including, but not limited to, a tender offer followed by a reverse merger) in which the Company is the surviving entity but (A) the shares of Common Stock outstanding immediately prior to such merger are converted or exchanged by virtue of the merger into other property, whether in the form of securities, cash or otherwise, or (B) in which securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities are transferred to a person or persons different from those who held such securities immediately prior to such merger or the initial transaction culminating in such merger, but excluding any such transaction or series of related transactions that the Administrator determines shall not be a Corporate Transaction; or

             (v) acquisition in a single or series of related transactions by any person or related group of persons (other than the Company or by a Company-sponsored employee benefit plan) of beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities but excluding any such transaction or series of related transactions that the Administrator determines shall not be a Corporate Transaction.

          (p) "Covered Employee" means an Employee who is a "covered employee" under Section 162(m)(3) of the Code.

          (q) "Director" means a member of the Board.

          (r) "Disability" means as defined under the long-term disability policy of the Company or the Related Entity to which the Grantee provides services regardless of whether the Grantee is covered by such policy. If the Company or the Related Entity to which the Grantee provides service does not have a long-term disability plan in place, "Disability" means that a Grantee is unable to carry out the responsibilities and functions of the position held by the Grantee by reason of any medically determinable physical or mental impairment for a period of not less than ninety (90) consecutive days. A Grantee will not be considered to have incurred a Disability unless he or she furnishes proof of such impairment sufficient to satisfy the Administrator in its discretion.

          (s) "Employee" means any person, including an Officer or Director, who is in the employ of the Company or any Related Entity, subject to the control and direction of the Company or any Related Entity as to both the work to be performed and the manner and method of performance. The payment of a director's fee by the Company or a Related Entity shall not be sufficient to constitute "employment" by the Company.

          (t) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

          (u) "Grantee" means an Employee, Director or Consultant who receives an Award under the Plan.

          (v) "Officer" means a person who is an officer of the Company or a Related Entity within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

          (w) "Parent" means a "parent corporation", whether now or hereafter existing, as defined in Section 424(e) of the Code.

          (x) "Performance-Based Compensation" means compensation qualifying as "performance-based compensation" under Section 162(m) of the Code.

          (y) "Plan" means this 2005 Restricted Stock Plan.

          (z) "Related Entity" means any Parent or Subsidiary of the Company and any business, corporation, partnership, limited liability company or other entity in which the Company or a Parent or a Subsidiary of the Company holds a substantial ownership interest, directly or indirectly.

          (aa) "Restricted Stock" means Shares issued under the Plan to the Grantee for such consideration, if any, and subject to such restrictions on transfer, rights of first refusal, repurchase provisions, forfeiture provisions, and other terms and conditions as established by the Administrator.

          (bb) "Rule 16b-3" means Rule 16b-3 promulgated under the Exchange Act or any successor thereto.

          (cc) "Share" means a share of the Common Stock.

          (dd) "Subsidiary" means a "subsidiary corporation", whether now or hereafter existing, as defined in Section 424(f) of the Code.

     3. Stock Subject to the Plan.

     (a) Subject to the provisions of Section 9 below, the maximum aggregate number of Shares which may be issued pursuant to all Awards is 115,000 Shares. The Shares to be issued pursuant to Awards may be authorized, but unissued, or reacquired Common Stock.

     (b) Any Shares covered by an Award (or portion of an Award) which is forfeited, canceled or expires (whether voluntarily or involuntarily) shall be deemed not to have been issued for purposes of determining the maximum aggregate number of Shares which may be issued under the Plan. Shares that actually have been issued under the Plan pursuant to an Award shall not be returned to the Plan and shall not become available for future issuance under the Plan, except that if unvested Shares are forfeited such Shares shall become available for future grant under the Plan. To the extent not prohibited by the listing requirements of The Nasdaq National Market (or other established stock exchange or national market system on which the Common Stock is traded) and Applicable Law, any Shares covered by an Award which are surrendered in satisfaction of tax withholding obligations incident to the vesting of an Award shall be deemed not to have been issued for purposes of determining the maximum number of Shares which may be issued pursuant to all Awards under the Plan, unless otherwise determined by the Administrator.

     4. Administration of the Plan.

     (a) Plan Administrator.

     (i) Administration with Respect to Directors and Officers. With respect to grants of Awards to Directors or Employees who are also Officers or Directors of the Company, the Plan shall be administered by (A) the Board or (B) a Committee designated by the Board, which Committee shall be constituted in such a manner as to satisfy the Applicable Laws and to permit such grants and related transactions under the Plan to be exempt from Section 16(b) of the Exchange Act in accordance with Rule 16b-3. Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board.

     (ii) Administration With Respect to Consultants and Other Employees. With respect to grants of Awards to Employees or Consultants who are neither Directors nor Officers of the Company, the Plan shall be administered by (A) the Board or (B) a Committee designated by the Board, which Committee shall be constituted in such a manner as to satisfy the Applicable Laws. Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. The Board may authorize one or more Officers to grant such Awards and may limit such authority as the Board determines from time to time.

     (iii) Administration With Respect to Covered Employees. Notwithstanding the foregoing, grants of Awards to any Covered Employee intended to qualify as Performance-Based Compensation shall be made only by a Committee (or subcommittee of a Committee) which is comprised solely of two or more Directors eligible to serve on a committee making Awards qualifying as Performance-Based Compensation. In the case of such Awards granted to Covered Employees, references to the "Administrator" or to a "Committee" shall be deemed to be references to such Committee or subcommittee.

     (iv) Administration Errors. In the event an Award is granted in a manner inconsistent with the provisions of this subsection (a), such Award shall be presumptively valid as of its grant date to the extent permitted by the Applicable Laws.

     (b) Powers of the Administrator. Subject to Applicable Laws and the provisions of the Plan (including any other powers given to the Administrator hereunder), and except as otherwise provided by the Board, the Administrator shall have the authority, in its discretion:

          (i) to select the Employees, Directors and Consultants to whom Awards may be granted from time to time hereunder;

          (ii) to determine whether and to what extent Awards are granted hereunder;

          (iii) to determine the number of Shares to be covered by each Award granted hereunder;

          (iv) to approve forms of Award Agreements for use under the Plan;

          (v) to determine the terms and conditions of any Award granted hereunder;

          (vi) to amend the terms of any outstanding Award granted under the Plan, provided that any amendment that would adversely affect the Grantee's rights under an outstanding Award shall not be made without the Grantee's written consent;

          (vii) to construe and interpret the terms of the Plan and Awards, including without limitation, any notice of award or Award Agreement, granted pursuant to the Plan;

          (viii) to grant Awards to Employees, Directors and Consultants employed outside the United States on such terms and conditions different from those specified in the Plan as may, in the judgment of the Administrator, be necessary or desirable to further the purpose of the Plan; and

          (ix) to take such other action, not inconsistent with the terms of the Plan, as the Administrator deems appropriate.

     (c) Indemnification. In addition to such other rights of indemnification as they may have as members of the Board or as Officers or Employees of the Company or a Related Entity, members of the Board and any Officers or Employees of the Company or a Related Entity to whom authority to act for the Board, the Administrator or the Company is delegated shall be defended and indemnified by the Company to the extent permitted by law against all reasonable expenses, including attorneys' fees, actually incurred in connection with the defense of any claim, investigation, action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan, or any Award granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by the Company) or paid by them in satisfaction of a judgment in any such claim, investigation, action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such claim, investigation, action, suit or proceeding that such person is liable for gross negligence, bad faith or intentional misconduct; provided, however, that within thirty (30) days after the institution of such claim, investigation, action, suit or proceeding, such person shall offer to the Company, in writing, the opportunity at the Company's expense to defend the same.

     5. Eligibility. Awards may be granted to Employees, Directors and Consultants. An Employee, Director or Consultant who has been granted an Award may, if otherwise eligible, be granted additional Awards. Awards may be granted to such Employees, Directors or Consultants who are residing in non-U.S. jurisdictions as the Administrator may determine from time to time.

     6. Terms and Conditions of Awards.

     (a) Conditions of Award. Subject to the terms of the Plan, the Administrator shall determine the provisions, terms, and conditions of each Award including, but not limited to, the Award vesting schedule (if any), repurchase provisions, rights of first refusal, forfeiture provisions, payment contingencies, and satisfaction of any performance criteria. The performance criteria established by the Administrator may be based on any one of, or combination of, the following: (i) increase in share price, (ii) earnings per share, (iii) total stockholder return, (iv) operating margin, (v) gross margin,
(vi) return on equity, (vii) return on assets, (viii) return on investment, (ix) operating income, (x) net operating income, (xi) pre-tax income, (xii) cash flow, (xiii) revenue, (xiv) expenses, (xv) earnings before interest, taxes and depreciation and (xvi) economic value added (xvii) market share. The performance criteria may be applicable to the Company, Related Entities and/or any individual business units of the Company or any Related Entity. Partial achievement of the specified criteria may result in a payment or vesting corresponding to the degree of achievement as specified in the Award Agreement.

     (b) Separate Programs. The Administrator may establish one or more separate programs under the Plan for the purpose of issuing particular forms of Awards to one or more classes of Grantees on such terms and conditions as determined by the Administrator from time to time.

     (c) Individual Limitations for Restricted Stock. For awards of Restricted Stock that are intended to be Performance-Based Compensation, the maximum number of Shares of Restricted Stock which may be granted to any Grantee in any calendar year shall be 35,000 Shares. The foregoing limitation shall be adjusted proportionately in connection with any change in the Company's capitalization pursuant to Section 9, below.

     (d) Transferability of Awards. Awards shall be transferable (i) by will and by the laws of descent and distribution and (ii) during the lifetime of the Grantee, to the extent and in the manner authorized by the Administrator.

     (e) Time of Granting Awards. The date of grant of an Award shall for all purposes be the date on which the Administrator makes the determination to grant such Award, or such other later date as is determined by the Administrator.

     7. Taxes. No Shares shall be delivered under the Plan to any Grantee or other person until such Grantee or other person has made arrangements acceptable to the Administrator for the satisfaction of any

United States federal, state, local or non-U.S. income and employment tax withholding obligations, including, without limitation, obligations incident to the receipt of Shares. Upon vesting of an Award, the Company shall withhold or collect from Grantee an amount sufficient to satisfy such tax obligations, including, but not limited too, by surrender of the whole number of Shares covered by the Award sufficient to satisfy the minimum applicable tax withholding obligations incident to the vesting of an Award.

     8. Conditions Upon Issuance of Shares.

     (a) Shares shall not be issued pursuant to an Award unless the issuance and delivery of such Shares pursuant thereto shall comply with all Applicable Laws, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

     (b) As a condition to the issuance of an Award, the Company may require the person receiving such Award to represent and warrant at the time of any such issuance that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any Applicable Laws.

     9. Adjustments Upon Changes in Capitalization. Subject to any required action by the stockholders of the Company, the number of Shares covered by each outstanding Award, and the number of Shares which have been authorized for issuance under the Plan but as to which no Awards have yet been granted or which have been returned to the Plan, the maximum number of Shares with respect to which Awards may be granted to any Grantee in any calendar year, as well as any other terms that the Administrator determines require adjustment shall be proportionately adjusted for (i) any increase or decrease in the number of issued Shares resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Shares, or similar transaction affecting the Shares, (ii) any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Company, or (iii) as the Administrator may determine in its discretion, any other transaction with respect to Common Stock including a corporate merger, consolidation, acquisition of property or stock, separation (including a spin-off or other distribution of stock or property), reorganization, liquidation (whether partial or complete) or any similar transaction; provided, however that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Except as the Administrator determines, no issuance by the Company of shares of any class, or securities convertible into shares of any class, shall affect, and no adjustment by reason hereof shall be made with respect to, the number of Shares subject to an Award.

     10. Corporate Transactions and Changes in Control. Except as provided otherwise in an individual Award Agreement, in the event of a Corporate Transaction or a Change in Control, each Award which is at the time outstanding under the Plan automatically shall become fully vested and be released from any repurchase or forfeiture rights, immediately prior to the specified effective date of such Corporate Transaction or Change in Control, for all of the Shares at the time represented by such Award, provided that the Grantee's Continuous Service has not terminated prior to such date.

     11. Effective Date and Term of Plan. The Plan shall become effective upon its approval by the stockholders of the Company. It shall continue in effect for a term of ten (10) years unless sooner terminated.

     12. Amendment, Suspension or Termination of the Plan.

     (a) The Board may at any time amend, suspend or terminate the Plan; provided, however, that no such amendment shall be made without the approval of the Company's stockholders to the extent such approval is required by Applicable Laws.

     (b) No Award may be granted during any suspension of the Plan or after termination of the Plan.

     (c) No suspension or termination of the Plan (including termination of the Plan under Section 10, above) shall adversely affect any rights under Awards already granted to a Grantee.

     13. Reservation of Shares.

     (a) The Company, during the term of the Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

     (b) The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

     14. No Effect on Terms of Employment/Consulting Relationship. The Plan shall not confer upon any Grantee any right with respect to the Grantee's Continuous Service, nor shall it interfere in any way with his or her right or the right of the Company or any Related Entity to terminate the Grantee's Continuous Service at any time, with or without cause, and with or without notice.

     15. No Effect on Retirement and Other Benefit Plans. Except as specifically provided in a retirement or other benefit plan of the Company or a Related Entity, Awards shall not be deemed compensation for purposes of computing benefits or contributions under any retirement plan of the Company or a Related Entity, and shall not affect any benefits under any other benefit plan of any kind or any benefit plan subsequently instituted under which the availability or amount of benefits is related to level of compensation. The Plan is not a "Retirement Plan" or "Welfare Plan" under the Employee Retirement Income Security Act of 1974, as amended.

     16. Construction. Captions and titles contained herein are for convenience only and shall not affect the meaning or interpretation of any provision of the Plan. Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular. Use of the term "or" is not intended to be exclusive, unless the context clearly requires otherwise.

                                                                (CLASS A SHARES)


                         PRESIDENTIAL REALTY CORPORATION
                180 SOUTH BROADWAY, WHITE PLAINS, NEW YORK 10605
                                MANAGEMENT PROXY

The undersigned hereby appoints JEFFREY F. JOSEPH and THOMAS VIERTEL, as Proxies, each with the power to appoint his substitute, and hereby authorizes them to appear and vote all of the shares of Class A stock standing in the name of the undersigned on April 21, 2005, at the Annual Meeting of Stockholders of Presidential Realty Corporation to be held at the Marriott Residence Inn, 5 Barker Avenue, White Plains, New York, on June 15, 2005 at 2:00 P.M., New York time, and at any and all adjournments thereof, and the undersigned hereby instructs said attorneys to vote as designated on reverse:


           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

             (CONTINUED AND TO BE DATED AND SIGNED ON REVERSE SIDE)



                                                                     SEE REVERSE
                                                                         SIDE

A    [X]    PLEASE MARK YOUR
            VOTES AS IN THIS
            EXAMPLE




                    FOR ALL NOMINEES LISTED AT      WITHHOLD AUTHORITY
                   RIGHT: (EXCEPT AS MARKED TO    TO VOTE FOR ALL NOMINEES
                       THE CONTRARY BELOW)             LISTED AT RIGHT


1. ELECTION OF                 [ ]                           [ ]              NOMINEES:   ROBERT FEDER,
   DIRECTORS                                                                              JEFFREY F. JOSEPH,
                                                                                          ROBERT E. SHAPIRO,
                                                                                          JOSEPH VIERTEL

INSTRUCTIONS: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.


-------------------------------------

2. APPROVAL OF 2005              FOR         AGAINST           ABSTAIN
   RESTRICTED STOCK PLAN         [ ]           [ ]               [ ]

3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournments thereof.


   MARK HERE IF YOU PLAN TO ATTEND                [ ]
   THE MEETING



The undersigned hereby acknowledges receipt of the Proxy Statement dated April 28, 2005

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER, IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

SIGNATURE(S)                                      DATED:                  , 2005
            -------------------------------------       -----------------


Please sign exactly as name appears above. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                                                                (CLASS B SHARES)


                         PRESIDENTIAL REALTY CORPORATION
                180 SOUTH BROADWAY, WHITE PLAINS, NEW YORK 10605
                                MANAGEMENT PROXY

The undersigned hereby appoints JEFFREY F. JOSEPH and THOMAS VIERTEL, as Proxies, each with the power to appoint his substitute, and hereby authorizes them to appear and vote all of the shares of Class B stock standing in the name of the undersigned on April 21, 2005, at the Annual Meeting of Stockholders of Presidential Realty Corporation to be held at the Marriott Residence Inn, 5 Barker Avenue, White Plains, New York, on June 15, 2005 at 2:00 P.M., New York time, and at any and all adjournments thereof, and the undersigned hereby instructs said attorneys to vote as designated on reverse:


           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

             (CONTINUED AND TO BE SIGNED AND DATED ON REVERSE SIDE)



                                                                     SEE REVERSE
                                                                        SIDE

A    [X]    PLEASE MARK YOUR
            VOTES AS IN THIS
            EXAMPLE




                   FOR ALL NOMINEES LISTED AT       WITHHOLD AUTHORITY
                   RIGHT: (EXCEPT AS MARKED TO    TO VOTE FOR ALL NOMINEES
                      THE CONTRARY BELOW)            LISTED AT RIGHT


1. ELECTION OF                [ ]                           [ ]               NOMINEES:   RICHARD BRANDT,
   DIRECTORS                                                                              MORTIMER M. CAPLIN


INSTRUCTIONS: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.

2. APPROVAL OF 2005           FOR         AGAINST           ABSTAIN
   RESTRICTED STOCK PLAN      [ ]           [ ]               [ ]

-------------------------------------

3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournments thereof.


   MARK HERE IF YOU PLAN TO ATTEND                    [ ]
   THE MEETING






The undersigned hereby acknowledges receipt of the Proxy Statement dated April 28, 2005

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER, IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.



SIGNATURE(S)                                               DATED:         , 2005
             ---------------------------------------------       ---------

Please sign exactly as name appears above. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.